UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2026

CLASSOVER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-42588	99-2827182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 7th Avenue, Suite 905, New York, NY	10123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 345-9588

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	KIDZ	The Nasdaq Stock Market LLC

Redeemable warrants	KIDZW	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On May 21, 2026, Classover Holdings, Inc. (the “Company”) entered into a ChEF Purchase Agreement (the “Purchase Agreement”) with Chardan Capital Markets LLC (the “Investor”).  Pursuant to the Purchase Agreement, subject to certain conditions precedent contained therein, the Company has the right, but not the obligation, to issue and sell to the Investor, and the Investor shall purchase from the Company, up to an aggregate of $100 million in newly issued shares (the “Shares”) of the Company’s Class B common stock, par value $0.0001 per share (the “Common Stock”).  Subject to certain conditions and limitations, the Company will control the timing and amount of any sales of Shares to the Investor pursuant to the Purchase Agreement.

  In connection with entering into the Purchase Agreement with the Investor, the Company also entered into a Registration Rights Agreement (the “RRA”).  Pursuant to the RRA, the Company agreed to register the resale of all the Shares that are to be sold to the Investor under the Purchase Agreement within certain time periods set forth in the RRA.  If the registration statements covering the resale of the Shares are not filed or declared effective by certain dates set forth in the RRA, the Company will be required to pay the Investor certain amounts as liquidated damages.

Upon the satisfaction of the conditions to the Investor’s purchase obligation set forth in the Purchase Agreement, including that a registration statement registering the resale by the Investor of Shares issuable to it by the Company under the Purchase Agreement under the Securities Act of 1933, as amended (the “Securities Act”), which the Company has agreed to file with the SEC pursuant to the RRA, is declared effective by the SEC and a final prospectus relating thereto is filed with the SEC, the Company will have the right, but not the obligation, from time to time over the duration of the Purchase Agreement to direct the Investor to purchase up to an amount of Shares not to exceed certain limitations (including caps based on daily purchase prices and daily trading volume) set forth in the Purchase Agreement by delivering a written notice to the Investor during such periods described in the Purchase Agreement on any trading day. The purchase price of the Shares that the Company elects to sell to the Investor pursuant to the Purchase Agreement will be determined by reference to the volume weighted average price of shares of Common Stock during the applicable period less a 4.0% discount.

Under the applicable rules and regulations of the Nasdaq Stock Market LLC (“Nasdaq”), in no event may the Company issue to the Investor under the Purchase Agreement more than 19.99% of the shares of the Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless the Company’s stockholders have approved the issuance of shares of Common Stock pursuant to the Purchase Agreement in excess of the Exchange Cap in accordance with the applicable rules and regulations of Nasdaq or such approval is not required in accordance with the applicable rules and regulations of Nasdaq or otherwise because the average price of all applicable sales of Common Stock to the Investor pursuant to the Purchase Agreement equals or exceeds the “minimum price” (as defined in Nasdaq Listing Rule 5635(d)) as of the date of the execution of the Purchase Agreement, subject to certain exceptions. Additionally, the Company may not issue or sell any shares of Common Stock to the Investor under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder), would result in the Investor beneficially owning more than 4.99% of the outstanding shares of Common Stock, which percentage may be increased up to 9.99% upon 61 days’ notice by the Investor.

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Each of the Purchase Agreement and the RRA contains customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

The Company will reimburse the Investor for fees and disbursements of the Investor’s legal counsel in connection with the transaction documents as set forth in the Purchase Agreement and RRA.

The offer and sale to the Investor of the Shares issuable under the Purchase Agreement will be made in reliance upon Section 4(a)(2) under the Securities Act and the rules and regulations promulgated thereunder, or upon such other exemption or exclusion from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions with the Investor to be made under the Purchase Agreement.

The foregoing descriptions of the Purchase Agreement and RRA are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and RRA, copies of which are filed as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated herein by reference.

On May 22, 2026, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is filed herewith as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities.

Information regarding unregistered sales of securities set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	ChEF Purchase Agreement, dated May 21, 2026, between the Company and the Investor.
10.2	Registration Rights Agreement, dated May 21, 2026, between the Company and the Investor.
99.1	Press release issued on May 22, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLASSOVER HOLDINGS, INC.

Dated: May 22, 2026	By:	/s/ Hui Luo
Hui Luo
Chief Executive Officer

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